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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):         September 28, 2000
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)


         California                 0-23000                      95-4217605
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


11835 W. Olympic Boulevard, Suite 550, Los Angeles, California         90064
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(Address of Principal Executive Offices)                             (Zip Code)


 Registrant's telephone number, including area code         (310) 444-4100
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          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5. OTHER EVENTS

     On August 24, 2000, the Registrant signed a Letter of Intent with Classic Media LLC regarding an investment in the Registrant by Classic Media LLC on the terms and conditions set forth in such Letter of Intent. The Letter of Intent was attached as Exhibit 10.83 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2000. On September 28, 2000, the Registrant entered into an amendment of such Letter of Intent; the Amendment to Letter of Intent is attached hereto as Exhibit 10.84. On September 29, 2000, the Registrant issued a press release regarding the substance of such Amendment to Letter of Intent and the completion of due diligence by Classic Media LLC under the original Letter of Intent, as amended by the Amendment to Letter of Intent. The press release is attached hereto as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) and (b)   Not applicable.

           (c)      The following exhibits are filed as a part of this report:

Exhibit No.         Description of Exhibit
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   10.84            Amendment to Letter of Intent dated  September  28, 2000,
                    by and between The Harvey Entertainment Company and Classic Media LLC

    99 Press Release dated September 29, 2000, regarding Classic Media LLC's completion of due diligence regarding The Harvey Entertainment Company



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                   THE HARVEY ENTERTAINMENT COMPANY


                                   By:  /s/ Glenn R. Weisberger
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                                        Glenn R. Weisberger, Executive Vice
                                        President, General Counsel and Chief
                                        Financial Officer

Date:  September 29, 2000







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